UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Innovation Way Greenfield, Indiana	46140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On October 15, 2019, Elanco Animal Health Incorporated (“Elanco”) entered into Amendment No. 1 (the “Amendment”) to that certain Share and Asset Purchase Agreement, by and between Elanco and Bayer Aktiengesellschaft (“Bayer”), dated as of August 20, 2019.  The Amendment provides, among other things,  for certain changes to the scope of and process with respect to the information technology and business support systems to be created and operated by Tata Consultancy Services Deutschland GmbH for the acquired business.   The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the document, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not strictly historical, including statements regarding the proposed acquisition of Bayer’s animal health business, the expected timetable for completing the transaction, the anticipated financing for the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: (1) the inability to consummate the transaction in a timely manner; (2) the failure of the transaction to close for any other reason; (3) the possibility that the integration of Bayer’s animal health business and operations with those of Elanco may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Bayer’s animal health or Elanco’s existing businesses; (4) the effect of the announcement of the transaction on Elanco’s, Bayer’s or the combined company’s respective business relationships, operating results and business generally; (5) diversion of management’s attention from ongoing business concerns; (6) the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all; (7) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (8) negative effects of the announcement or the consummation of the transaction on the market price of Elanco’s common stock; (9) the ability of Elanco to retain and hire key personnel; (10) management’s response to any of the aforementioned factors; and (11) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in Elanco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Elanco’s other filings with the Securities and Exchange Commission. The forward-looking statements made herein speak only as of the date hereof and Elanco does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is being filed and furnished with this report.

Exhibit No.	Description

2.1	Amendment No. 1 to Share and Asset Purchase Agreement, dated as of October 15, 2019, between Bayer Aktiengesellschaft and Elanco Animal Health Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: October 17, 2019	By:	/s/ Michael-Bryant Hicks
	Name:	Michael-Bryant Hicks
	Title:	Executive Vice President, General Counsel and Corporate Secretary